UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia  30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 29, 2008, Nautilus Merger Corporation (“Merger Sub”), a wholly owned subsidiary of Delta Air Lines, Inc. (“Delta”), merged with and into Northwest Airlines Corporation (“Northwest”) (the “Merger”) in accordance with the Agreement and Plan of Merger, dated as of April 14, 2008, among Delta, Merger Sub and Northwest (the “Merger Agreement”).  As a result of the Merger, Northwest and Northwest Airlines, Inc. became wholly-owned subsidiaries of Delta.

Pursuant to the terms of the Merger Agreement, each outstanding share of Northwest common stock (including those shares issuable pursuant to Northwest’s plan of reorganization under Chapter 11) was converted into and became exchangeable for 1.25 shares of Delta common stock and cash in lieu of any fractional shares.  Delta issued approximately 339 million shares of Delta common stock either to former holders of Northwest common stock or to be held for issuance pursuant to Northwest’s plan of reorganization under Chapter 11.  Based on the closing price of $7.99 per share of Delta common stock on the New York Stock Exchange on October 29, 2008, the last trading day before the closing of the Merger, the aggregate value of the consideration paid in connection with the Merger to former holders of Northwest common stock or to be held for issuance pursuant to Northwest’s plan of reorganization under Chapter 11 was approximately $2.7 billion.

Upon the closing of the Merger, Northwest became a wholly owned subsidiary of Delta and the shares of Northwest common stock, which traded under the symbol “NWA”, have ceased trading on, and are being delisted from, the New York Stock Exchange.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

Effective on the closing of the Merger, the Delta board of directors increased its size from 11 members to 13 members.  Also effective upon the closing of the Merger, Richard K. Goeltz, Victor L. Lund and Walter E. Massey resigned from the Delta board of directors; and Roy J. Bostock, John M. Engler, Mickey P. Foret, Rodney E. Slater, and Douglas M. Steenland, each of whom previously served as a director of Northwest, were elected to the board of directors of Delta.  Compensation paid by Northwest to these former Northwest directors is described in the filings of Northwest with the Securities and Exchange Commission.

All of these actions were taken pursuant to the terms of the Merger Agreement, which required that, upon the closing of the Merger, the board of directors of Delta be made up of thirteen members, consisting of (1) seven members of the Delta board of directors (including Daniel A. Carp, the current chairman of the board of directors of Delta, who will continue to serve as the non-executive chairman of the board of directors, and Richard H. Anderson, the current chief executive officer of Delta), (2) five members of the Northwest board of directors (including Mr. Bostock, who served as chairman of the Northwest board of directors prior to the closing of the Merger and who will serve as a non-executive vice chairman of the Delta board of directors, and Mr. Steenland, who served as chief executive officer of Northwest prior to the closing of the Merger) and (3) one representative designated by the Delta Master Executive Council, the governing body of the Delta unit of the Air Line Pilots Association, International.  The Delta MEC has designated Kenneth C. Rogers, a Delta pilot, to serve on the Delta board of directors.

Richard H. Anderson, Daniel S. Carp, John S. Brinzo, Eugene I. Davis, David R. Goode, Paula Rosput Reynolds, Kenneth C. Rogers, and Kenneth B. Woodrow will continue as members of the Delta board of directors.

The following directors will serve as members of the Audit Committee of the Delta board of directors:  John S. Brinzo, Chair; Roy J. Bostock; John M. Engler; Paula Rosput Reynolds; and Rodney E. Slater.

The following directors will serve as members of the Corporate Governance Committee of the Delta board of directors:  Daniel A. Carp, Chair; Roy J. Bostock; Eugene I. Davis; John M. Engler; Paula Rosput Reynolds; and Rodney E. Slater.

The following directors will serve as members of the Finance Committee of the Delta board of directors:  Kenneth B. Woodrow, Chair; Eugene I. Davis; Mickey P. Foret; David R. Goode; Kenneth C. Rogers; and Douglas M. Steenland.

The following directors will serve as members of the Personnel & Compensation Committee of the Delta board of directors:  David R. Goode, Chair; John S. Brinzo; Mickey P. Foret; and Kenneth B. Woodrow.

Appointment of Chief Operating Officer and Chief Financial Officer

On October 29, 2008, Delta’s board of directors elected Stephen E. Gorman as Delta’s Executive Vice President and Chief Operating Officer, and Hank Halter as Delta’s Senior Vice President and Chief Financial Officer, both effective on the closing of the Merger.  Edward H. Bastian, who has served as Delta’s President and Chief Financial Officer since August 2007, continues to serve as Delta’s President and has become Chief Executive Officer of its Northwest Airlines subsidiary.

Mr. Gorman joined Delta in December 2007 as Executive Vice President—Operations.  Prior to joining Delta, Mr. Gorman served as President and Chief Executive Officer of Greyhound Lines Inc. from June 2003 to October 2007.  Prior to that time, he served as President, North America and Executive Vice President Operations Support at Krispy Kreme Doughnuts, Inc. from August 2001 to June 2003.  Mr. Gorman also served as Executive Vice President, Technical Operations and Flight Operations of Northwest from February 2001 to August 2001, Senior Vice President, Technical Operations of Northwest from January 1999 to February 2001, and Vice President, Engine Maintenance Operations of Northwest from 1996 to January 1999.

Prior to be becoming Senior Vice President and Chief Financial Officer, Mr. Halter served as Delta’s Senior Vice President and Controller, a position he has held since May 2005.  Mr. Halter previously served as Delta’s Vice President and Controller from March 2005 to May 2005 and Vice President and Assistant Controller from January 2002 to March 2005  Mr. Halter joined Delta in 1998 as  Director-Financial Planning from American Airlines where he held various finance positions in corporate reporting, financial planning, and corporate real estate.  Prior to his tenure with American Airlines, Mr. Halter was a senior accountant in the Philadelphia office of Ernst & Young LLP.

Mr. Gorman will be paid an annual base salary of $450,000 and Mr. Halter will be paid an annual base salary of $360,000.  Both will continue to participate in Delta’s annual and long-term incentive plans for management employees.  Mr. Gorman and Mr. Halter will also continue to participate in Delta’s broad-based employee retirement and welfare plans, as well as perquisite programs available to senior executives.

Merger Equity Awards

As has been previously disclosed, Delta’s Board of Directors and stockholders have approved the issuance of equity to substantially all employees of the combined company in connection with the Merger.  Just under 10% of Delta’s outstanding equity capitalization on a fully-diluted basis will be delivered to substantially all of Delta’s and Northwest’s U.S. based employees in the form of unrestricted common stock, which can be held or sold immediately.  International employees will receive cash awards instead of stock due to the complexities associated with stock in many foreign jurisdictions.  Approximately 600 to 700 leaders of Delta will receive restricted shares of common stock and/or non-qualified stock options instead of the awards described above.  The leadership grants will take approximately three years to fully vest and, unlike the unrestricted stock provided to most employees, recipients of the leadership grants cannot realize immediate value from their awards. The determination of Delta’s outstanding equity capitalization on a fully-diluted basis gives effect to the shares of common stock issued to the stockholders of Northwest in the merger and to the equity grants made to employees as described above.

The specific terms of the leadership grants are set forth in the Delta Air Lines, Inc. Merger Award Program (the “MAP”), which was adopted on October 29, 2008 by  the Personnel & Compensation Committee of the Delta board of directors.  The MAP is an equity-based long-term incentive program for leadership employees of Delta and its subsidiaries, including Northwest and its subsidiaries.  The MAP is intended to retain leadership employees following the Merger and to align their interests with Delta’s other employees and stakeholders.

All awards made to officers under the MAP, will be in the form of restricted stock and stock options that will vest or become exercisable, as the case may be, over a three year period, though participants risk forfeiture of those awards under certain circumstances.  To the extent these awards are not forfeited, they will vest with respect to 20% of the shares on each of May 1, 2009, November 1, 2009 and May 1, 2010 and with respect to the remaining 40% of the shares on November 1, 2011.  All vesting and forfeiture provisions are detailed in the MAP.

The MAP was adopted under the Delta Air Lines, Inc. 2007 Performance Compensation Plan (the “2007 Performance Plan”) and is subject to the terms of the 2007 Performance Plan.  The 2007 Performance Plan was filed as Exhibit 10.1 to Delta’s Form 8-K filed on March 22, 2007.  A copy of the MAP is filed as Exhibit 10.1 hereto and the form of award agreement for officers is filed as Exhibit 10.2 hereto.

Item 8.01 Other Events.

On October 29, 2008, Delta issued a press release announcing the closing of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Northwest as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest for each of the three years in the period ended December 31, 2007, and the notes related thereto, are incorporated by reference and attached as Exhibit 99.2 hereto.

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 28, 2008, relating to Northwest’s financial statements, is hereby incorporated by reference and attached as Exhibit 99.3 hereto.

The unaudited condensed consolidated balance sheets of Northwest as of September 30, 2008 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of Northwest for the period ended September 30, 2008, and the notes related thereto, are incorporated by reference and attached as Exhibit 99.4 hereto.

(b) Pro Forma Financial Information.

Delta intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Report is required to be filed.

(d) Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 14, 2008, among Delta Air Lines, Inc., Nautilus Merger Corporation and Northwest Airlines Corporation (incorporated by reference to Exhibit 2.1 to Delta's Current Report on Form 8-K filed on April 18, 2008)
Exhibit 10.1	Delta Air Lines, Inc. Merger Award Program
Exhibit 10.2	Form of Delta Air Lines, Inc. Merger Award Program Award Agreement (Officers)
Exhibit 23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm for Northwest Airlines Corporation
Exhibit 99.1	Press Release dated October 29, 2008 titled “Delta and Northwest Merge, Creating Premier Global Airline”
Exhibit 99.2
Audited consolidated balance sheets of Northwest Airlines Corporation as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest Airlines Corporation for each of the three years in the period ended December 31, 2007, and the notes related thereto

Exhibit 99.3	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP dated February 28, 2008, relating to the Northwest Airlines financial statements
Exhibit 99.4
Unaudited condensed consolidated balance sheets of Northwest Airlines Corporation as of September 30, 2008 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of Northwest Airlines Corporation of Northwest Airlines Corporation for the period ended September 30, 2008, and the notes related thereto

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: October 31, 2008	Edward H. Bastian President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1
Agreement and Plan of Merger, dated as of April 14, 2008, among Delta Air Lines, Inc., Nautilus Merger Corporation and Northwest Airlines Corporation (incorporated by reference to Exhibit 2.1 to Delta's Current Report on Form 8-K filed on April 18, 2008)

Exhibit 10.1	Delta Air Lines, Inc. Merger Award Program
Exhibit 10.2	Form of Delta Air Lines, Inc. Merger Award Program Award Agreement (Officers)
Exhibit 23.1	Consent of Ernst & Young, Independent Registered Public Accounting Firm for Northwest Airlines Corporation
Exhibit 99.1	Press Release dated October 29, 2008 titled “Delta and Northwest Merge, Creating Premier Global Airline”
Exhibit 99.2
Audited consolidated balance sheets of Northwest Airlines Corporation as of December 31, 2007 and December 31, 2006 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of common stockholders’ equity (deficit) of Northwest Airlines Corporation for each of the three years in the period ended December 31, 2007, and the notes related thereto

Exhibit 99.3	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP dated February 28, 2008, relating to the Northwest Airlines financial statements
Exhibit 99.4
Unaudited condensed consolidated balance sheets of Northwest Airlines Corporation as of September 30, 2008 and the condensed consolidated statements of operations and condensed consolidated statements of cash flows of Northwest Airlines Corporation of Northwest Airlines Corporation for the period ended September 30, 2008, and the notes related thereto